UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 30, 2003


                                DIRECTVIEW, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                      1-1115                   04-3053538
 ----------------------------      ----------------         -------------------
 (State or other jurisdiction      (Commission File            (IRS Employer
      or incorporation)                 Number)             Identification No.)


          21218 Saint Andrews Boulevard, #323, Boca Raton Florida 33432
         -------------------------------------------------------------
          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (561) 988-5554
                                                           --------------

                          Boston Pacific Medical, Inc.
                 428 East 790 South, Pleasant Grove, Utah 84062
         -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

The Registrant files this Amendment No. 1 to its Form 8-K dated May 30, 2003, as previously filed with the SEC on June 3, 2003, to include certain financial statements pursuant to Item 7 of the Form 8-K, commencing on page F-1 immediately following the signatures.


ITEM 1.  CHANGE OF CONTROL OF REGISTRANT.

On May 30, 2003, DirectView, Inc., a Nevada corporation ("DirectView") formerly Boston Pacific Medical ("BPMI") and its wholly-owned subsidiary, BPMI Acquisition, a Florida corporation ("Merger Sub") consummated an Agreement and Plan of Merger (the "Merger Agreement") with Ralston Communications, Inc., a Florida company ("Ralston"). Pursuant to the Merger Agreement, Merger Sub was merged with and into Ralston and Ralston survived as DirectView's wholly-owned subsidiary. At the effective time of the merger, Michele Ralston, the sole shareholder of Ralston, exchanged her securities for an aggregate of 107,776,566 shares of DirectView's restricted common stock.

         The summary of the Merger Agreement is qualified by reference to the complete text of the Merger Agreement which is filed as an exhibit to this 8-K.

On the closing of the Merger Agreement, Ralston's President, Jeff Robbins, was appointed to DirectView's Board of Directors and was appointed President of DirectView. Ms. Ralston was appointed secretary and treasurer of DirectView. Brant Dees resigned as an officer and director of DirectView.

In addition, DirectView entered into a Series B Preferred Stock Conversion Agreement pursuant to which the holders of the 10,000 shares of DirectView's Series B Preferred Stock exchanged their preferred shares for 18,000,000 shares of restricted common stock of DirectView.

Ralston Communications, Inc. is a full-service provider of high-quality, cost efficient videoconferencing technologies and services. They provide multipoint videoconferencing, network integration services, custom room design, staffing, document conferencing and IP/Webconferencing services to businesses and organizations in the United States and around the world. Our conferencing services enable our clients to cost-effectively, instantaneously conduct remote meetings by linking participants in geographically dispersed locations.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a) Financial Statements of Business Acquired. The financial statements of the business acquired are included herein immediately following the signatures and commencing on page F-1.

         (b) Pro Forma Financial Information. The pro forma financial information are included herein immediately following the signatures and commencing on page F-1.

         (c) Exhibits.

         Exhibit No.       Description

         2.0               Merger Agreement dated as of May 16, 2003(*).

         99.1              Series B Preferred Stock Conversion Agreement dated
                           May 29, 2003(*).
____________

* Previously filed on Registrant's Form 8-K dated May 30, 2003 filed on June 3, 2003 and incorporated by reference herein.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIRECTVIEW, INC.


                                        By: /s/ Jeff Robbins
                                            -----------------
                                        Name     Jeff Robbins
                                        Title:   President

Dated:  August 21, 2003

                          RALSTON COMMUNICATIONS, INC.

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2002 AND 2001

                                      AND

               FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)


                                    CONTENTS


                                                                        Page(s)
                                                                      ----------
Independent Auditors' Report .........................................   F-2

Financial Statements:

     Balance Sheet ...................................................   F-3

     Statements of Operations ........................................   F-4

     Statement of Changes in Stockholder's Deficit ...................   F-5

     Statements of Cash Flows ........................................   F-6

     Notes to Financial Statements ...................................F-7 - F-11

Unaudited Pro Forma Combined Financial Statements ....................   F-12

Unaudited Pro Forma Combined Balance Sheet ...........................   F-13

Unaudited Pro Forma Combined Statements of Operations ................   F-14

Unaudited Pro Forma Adjustments ......................................   F-15

                          Independent Auditors' Report


To the Board of Directors of
Ralston Communications, Inc.

We have audited the accompanying balance sheet of Ralston Communications, Inc. as of December 31, 2002 and the related statements of operations, changes in stockholder's deficit and cash flows for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ralston Communications, Inc. as of December 31, 2002 and the results of its operations and its cash flows for the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note7 to the financial statements, the Company has a stockholder's deficit of $960,397 and a working capital deficiency of $1,103,411 at December 31, 2002 and net losses and cash used in operations of $320,081 and $129,743 respectively in 2002. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

SHERB & CO., LLP
New York, New York
July 8, 2003

                           RALSTON COMMUNICATIONS, INC
                                 BALANCE SHEETS

                                                     December 31,    June 30,
                                                         2002          2003
                                                     -----------   -----------
                                                                   (unaudited)
                                     ASSETS

CURRENT ASSETS:
    Cash ..........................................  $         -   $    11,456
    Accounts Receivable (Net of Allowance for
      Doubful Accounts of $72,568) ................        9,939        12,512
                                                     -----------   -----------

        Total Current Assets ......................        9,939        23,968

DUE FROM AFFILIATES ...............................      132,698       124,188

PROPERTY AND EQUIPMENT - Net ......................       10,316         1,245
                                                     -----------   -----------

        Total Assets ..............................  $   152,953   $   149,401
                                                     ===========   ===========


                      LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES:
    Bank Overdraft ................................  $     1,507   $         -
    Notes  Payable ................................      157,500        82,500
    Accounts Payable ..............................      395,746       432,893
    Accrued Expenses ..............................      108,282       139,314
    Due to Shareholder - M. Ralston ...............      450,315       429,207
                                                     -----------   -----------

        Total Current Liabilities .................    1,113,350     1,083,914
                                                     -----------   -----------
STOCKHOLDER'S DEFICIT:
    Preferred Stock ($0.0001 Par Value;
      5,000,000 Shares Authorized;
      20,000 and 0 Shares Issued and
      Outstanding, Respectively) ..................            -             -
    Common Stock ($0.0001 Par Value;
      300,000,000 Shares Authorized;
      100 and 147,936,087 Shares Issued
      and Outstanding, Respectively) ..............          100        14,794
    Additional Paid-in Capital ....................            -       105,306
    Accumulated Deficit ...........................     (960,497)   (1,054,613)
                                                     -----------   -----------

        Total Stockholder's Deficit ...............     (960,397)     (934,513)
                                                     -----------   -----------

        Total Liabilities and Stockholder's Deficit  $   152,953   $   149,401
                                                     ===========   ===========

                 See accompanying notes to financial statements.

                           RALSTON COMMUNICATIONS, INC
                            STATEMENTS OF OPERATIONS



                                  For the Year ended        Six Months ended
                                     December 31,               June 30,
                                -----------------------   ---------------------
                                  2002          2001         2003        2002
                                ---------   -----------   ---------   ---------
                                                         (unaudited) (unaudited)

NET SALES ....................  $ 693,331   $ 1,027,635   $ 151,942   $ 476,299

COST OF SALES ................    237,582       203,426      42,873      98,945
                                ---------   -----------   ---------   ---------

GROSS PROFIT .................    455,749       824,209     109,069     377,354
                                ---------   -----------   ---------   ---------

OPERATING EXPENSES:
  Advertising ................      2,044        23,511         375       1,994
  Bad Debt ...................     28,617        43,952      10,000      14,300
  Depreciation ...............     23,007        23,006       2,207      11,503
  Professional Fees ..........     26,891        46,554      46,320      18,122
  Rent .......................    200,183       145,053      10,000      96,592
  Compensation ...............    276,050       413,723      56,150     178,956
  Other Selling, General
    and Administrative .......    250,193       443,023      80,833     109,102
                                ---------   -----------   ---------   ---------

      Total Operating Expenses    806,985     1,138,822     205,885     430,569
                                ---------   -----------   ---------   ---------

LOSS FROM OPERATIONS .........   (351,236)     (314,613)    (96,816)    (53,215)

OTHER INCOME (EXPENSES):
  Rental Income ..............     46,000        32,350       2,700      30,500
  Interest Income ............         72             6           -           -
  Interest Expense ...........    (14,917)      (36,123)          -      (7,500)
                                ---------   -----------   ---------   ---------

      Total Other Expenses ...     31,155        (3,767)      2,700      23,000
                                ---------   -----------   ---------   ---------

NET LOSS .....................  $(320,081)  $  (318,380)  $ (94,116)  $ (30,215)
                                =========   ===========   =========   =========

                 See accompanying notes to financial statements.

                                          RALSTON COMMUNICATIONS, INC
                                 STATEMENT OF CHANGES IN STOCKHOLDER'S DEFICIT
                                 For the Year Ended December 31, 2002 and 2001
                                                      and
                              For the Six Months Ended June 30, 2003 (unaudited)


                                                    Common Stock
                                                  $1.00 Par Value     Additional                    Total
                                                 ------------------    Paid-in     Accumulated   Stockholders'
                                                 Shares     Amount     Capital       Deficit       Deficit
                                                 ------   ---------   ----------   -----------   ------------
Balance at December 31, 2000 ................     100     $     100      $  -       $(322,036)    $(321,936)

Net Loss for the Year Ended December 31, 2001       -             -         -        (318,380)     (318,380)
                                                  ---     ---------      ----       ---------     ---------

Balance at December 31, 2001 ................     100           100         -        (640,416)     (640,316)


Net Loss for the Year Ended December 31, 2002       -             -         -        (320,081)     (320,081)
                                                  ---     ---------      ----       ---------     ---------

Balance at December 31, 2002 ................     100     $     100      $  -       $(960,497)    $(960,397)
                                                  ===     =========      ====       =========     =========


                                See accompanying notes to financial statements

                                                      F-5

                                       RALSTON COMMUNICATIONS, INC
                                        STATEMENTS OF CASH FLOWS

                                                            For the Year Ended       Six Months Ended
                                                               December 31,             June 30,
                                                           ---------------------   --------------------
                                                              2002        2001       2003        2002
                                                           ---------   ---------   --------   ---------
                                                                                 (unaudited) (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net Loss ............................................  $(320,081)  $(318,380)  $(94,116)  $ (30,215)
    Adjustments to Reconcile Net Loss to Net Cash
      Flows Used in Operating Activities:

           Depreciation .................................     23,007      23,006      2,207      11,503
           Loss on Disposal of Property and Equipment ...          -           -      6,864           -

           (Increase) Decrease in:
              Accounts Receivable .......................     69,948      34,042     (2,573)      6,714
              Due from Affiliates .......................    (33,183)    (71,440)     8,510     (14,830)

           Increase (Decrease) in:
              Accounts Payable ..........................    123,232     167,074     37,147     (47,319)
              Customer Deposits .........................    (68,022)     68,022          -     (68,022)
              Accrued Expenses ..........................     75,356      16,755     31,032     116,546
                                                           ---------   ---------   --------   ---------

Net Cash Flows Used in Operating Activities .............   (129,743)    (80,921)   (10,929)    (25,623)
                                                           ---------   ---------   --------   ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Increase in Bank Overdraft ..........................        258       1,249     (1,507)      3,426
    Proceeds from Notes Payable - PPM ...................    157,500           -     45,000      25,000
    Repayments of Credit Lines ..........................   (355,901)    (23,578)         -      (2,006)
    Advances from Shareholder ...........................    327,886           -    (21,108)       (797)
                                                           ---------   ---------   --------   ---------

Net Cash Flows Provided by (used in) Financing Activities    129,743     (22,329)    22,385      25,623
                                                           ---------   ---------   --------   ---------

Net Decrease in Cash ....................................          -    (103,250)    11,456           -

Cash - Beginning of Year ................................          -     103,250          -           -
                                                           ---------   ---------   --------   ---------

Cash - End of Year ......................................  $ 960,497   $       -   $ 11,456   $       -
                                                           =========   =========   ========   =========

SUPPLEMENTAL INFORMATION:
    Cash Paid During Year for:
        Interest and Taxes ..............................  $       -   $  36,123   $      -   $       -
                                                           =========   =========   ========   =========

                             See accompanying notes to financial statements.

                                                   F-6

                          Ralston Communications, Inc.
                          Notes to Financial Statements
                                December 31, 2002

NOTE 1 - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) Nature of Operations

Ralston Communications, Inc. ("Ralston" or "the Company") was incorporated in 1997 under the laws of the State of Florida. Ralston is a full-service provider of teleconferencing services to businesses and organizations. The Company's conferencing services enable its clients to cost-effectively conduct remote meetings by linking participants in geographically dispersed locations. Ralston's primary focus is to provide high value-added conferencing services to organizations such as professional service firms, investment banks, high tech companies, law firms, investor relations firms, and other domestic and multinational companies.

(B) Use of Estimates

In preparing the financial statements in conformity with accounting principles generally accepted in the United States, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

(C) Cash and Cash Equivalents

For purpose of the cash flow statement, the Company considers all highly liquid investments with original maturities of three months or less at time of purchase to be cash equivalents.

(D) Income Taxes

The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporation income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for Federal income taxes has been included in these financial statements.

 (E) Property and Equipment

Property and equipment are stated at cost. Depreciation and amortization are provided using the straight-line method over the estimated economic lives of the assets, which are from three to five years.

Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

(F)  Impairment of Long-lived Assets

The Company reviews long-lived assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recovered. At December 31, 2002, the Company believes that there has been no impairment of its long-lived assets.

(G)  Revenue Recognition

Revenue is recognized upon completion of conferencing services. The Company generally does not charge up-front fees and bills its customers based on usage. Revenue for video equipment sales is recognized upon delivery and installation

(H) Advertising

Advertising costs are expensed as incurred. For the years ended December 31, 2002 and 2001 advertising expense was $2,004 and $23,511.

(I) Fair Value of Financial Instruments

The carrying amounts reported in the balance sheet for receivables, accounts payable, accrued expenses and notes payable approximate fair value based on the short-term maturity of these instruments.

(J) Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations." This statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. It is effective for fiscal years beginning after June 15, 2002. The company does not expect the application of the provisions of SFAS No. 143 to have an impact on its financial position, results of operations or cash flows.

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force ("EITF") Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." SFAS No. 146 is effective for exit or disposal activities initiated after December 31, 2002. The company does not expect the application of the provisions of SFAS No. 146 to have an impact on its financial position, results of operations or cash flows.

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation--Transition and Disclosure." This statement amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. It is effective for financial statements for fiscal years ending after December 15, 2002. The company has revised its disclosures to meet the requirements under this standard.

In November 2002, the FASB issued FASB Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 requires the recognition of a liability for certain guarantee obligations issued or modified after December 31, 2002. FIN No. 45 also clarifies disclosure requirements to be made by a guarantor of certain guarantees. The disclosure provisions of FIN No. 45 are effective for fiscal years ending after December 15, 2002. We have adopted the disclosure provisions of FIN No. 45 as of February 28, 2003. The company does not expect the adoption of FIN No. 45 to have a material impact on its financial position, results of operations or cash flows.

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51." FIN No. 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN No. 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN No. 46 must be applied for the first interim or annual period beginning after June 15, 2003. The company is currently analyzing the existing guidance and reviewing any developments with regard to the proposed FASB Staff Positions issued on the implementation of FIN No. 46 which are currently subject to public comment. Therefore, the company cannot determine whether there will be an impact on its financial position, results of operations, or cash flows at this time.

In January 2003, the FASB issued EITF Issue No. 02-16, "Accounting by a Customer (Including a Reseller) for Certain Consideration Received from a Vendor." This EITF addresses the accounting by a vendor for consideration (vendor allowances) given to a customer, including a reseller of the vendor's products, and the accounting by a reseller for cash consideration received from a vendor. It is effective for certain arrangements entered into after November 21, 2002, and for all new arrangements, including modifications to existing arrangements, entered into after December 31, 2002. The company adopted the provisions of the EITF in the fourth quarter of fiscal 2003 and, as the company's policies were already consistent with those of EITF 02-16, the adoption of this standard did not have a material impact on the company's financial position, results of operations or cash flows.

NOTE 2 - PROPERTY AND EQUPMENT

         Property and equipment consisted of the following:

                                                               December 31,
                                                          ---------------------
                                          Useful Life       2002         2001
                                          -----------     --------     --------
         Computer Equipment ..............  3 Years       $ 10,699     $ 10,699
         Office Furniture and Equipment ..  5 Years         82,696       82,696
         Leasehold Improvements ..........  5 Years         14,506       14,506
                                                          --------     --------
                                                           107,901      107,901
         Accumulated Depreciation ........                 (97,585)     (74,579)
                                                          --------     --------
                                                          $ 10,316     $ 33,322
                                                          ========     ========

         Depreciation expense was $23,007 and $23,006 for the years ended December 31, 2002 and 2001, respectively.

NOTE 3 - COMMITMENTS

Operating Lease

The Company leased office space in Boca Raton, Florida under a five-year non-cancelable operating lease commencing in . In 2003, the Company defaulted on this lease. As of December 31, 2002, the Company has accrued all unpaid rents and additionally accrued $67,883 relating to what the Company has estimated as a settlement of its default on this lease. This amount has been included in rent expense for the year ended December 31, 2002. Rent expense for the years ended December 31, 2002 and 2001 amounted to $200,183 and $145,045 respectively.

NOTE 4 - LOANS PAYABLE - RELATED PARTIES

As of December 31, 2002, the Company has outstanding loans payable due to the stockholder of the Company of $450,315. This amount is non-interest bearing and is due upon demand.

As of December 31, 2002, the Company has outstanding loans payable to a related party in the amount of $45,000. These loans mature on December 31, 2003 and bear interest at 10% per annum.

NOTE 5 - SALES TAX PAYABLE

As of December 31, 2002, the Company has accrued $40,398 in unpaid sales taxes; this includes estimated amounts for interest and penalties.

NOTE 6 - NOTES PAYABLE

During 2002, the Company entered into seven notes payable throughout the second half of the year totaling $112,500. These notes bear interest at 10% per annum and are due one year from the date of the respective note. In connection with the reverse acquisition completed in June 2003 (see Note 9), these notes have been converted into the common stock of the public entity in which the Company has been merged into at a conversion price of $0.01 per share.

NOTE 7 - GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has a stockholder's deficit of $960,397 and working capital deficiency of $960,397 as of December 31, 2002 and had net losses and cash used in operations of $320,081 and $129,743 respectively, in 2002. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

Management is in the process of implementing new marketing strategies and has completed a merger into a publicly traded company (see Note 9). Certain related parties continue to fund the Company with loans as needed. Management believes the actions it is taking will allow the Company to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 8 - CONCENTRATION OF CREDIT RISK

During the year ended December 31, 2002 two clients provided 40% of the Company's total sales. During the year ended December 31, 2001 three clients provided 61% of the Company's total sales.

NOTE 9 - SUBSEQUENT EVENTS

On May 30, 2003, the Company consummated an Agreement and Plan of Merger (the "Merger Agreement") with DirectView, Inc. a Nevada corporations ("DirectView") formerly Boston Pacific Medical ("BPMI") and its wholly-owned subsidiary, BPMI Acquisition, a Florida corporation ("Merger Sub"). At the time of merger the Company's shareholder exchanged all of her issued shares for 107,776,566 shares of DirectView's restricted common stock. The Merger Agreement has been accounted for as a reverse acquisition under the purchase method for business combinations. Accordingly, the combination of the two companies is recorded as a recapitalization of Ralston, pursuant to which Ralston is treated as the continuing entity.

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Combined Financial Statements of DirectView, Inc. ("Directview") and Ralston Communications, Inc. ("Ralston") gives effect to the merger between DirectView and Ralston under the purchase method of accounting prescribed by Accounting Principles Board Opinion No. 16, Business Combinations. These Pro Forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of DirectView would actually have been if the merger had in fact occurred on January 1, 2003 nor do they purport to project the results of operations or financial position of DirectView for any future period or as of any date, respectively. The acquisition of Ralston by DirectView has been accounted for as a reverse acquisition under the purchase method for business combinations. The combination of the two companies is recorded as a recapitalization of Ralston pursuant to which Ralston is treated as the continuing entity.

These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between DirectView and Ralston.

The financial statements for the six months ended June 30, 2003 are derived from unaudited financial statements and will be included in the Form 10-QSB to be filed by DirectView for the quarter ended June 30, 2003, with the Securities and Exchange Commission.

You should read the financial information in this section along with DirectView's historical financial statements and accompanying notes in prior Securities and Exchange Commission filings and in this amended Current Report on Form 8-K.

                                               DIRECTVIEW, INC.
                                 Unaudited Pro Forma Combined Balance Sheet
                                                June 30, 2003
                                                                              Pro Forma Adjustments
                                                                        ------------------------------------
                                       DirectView     Ralston             DR              CR       Pro Forma
                                       ----------   -----------         -------         -------   ----------
ASSETS
CURRENT ASSETS:
  Cash ..............................  $        -   $    11,456                                   $   11,456
  Accounts Receivable ...............           -        12,512                                       12,512
                                       ----------   -----------                                   ----------

      Total Current Assets ..........           -        23,968                                       23,968

DUE FROM AFFILIATES .................           -       124,188                                      124,188

PROPERTY AND EQUIPMENT - Net ........           -         1,245                                        1,245
                                       ----------   -----------                                   ----------

      Total Assets ..................  $        -   $   149,401                                   $  149,401
                                       ==========   ===========                                   ==========

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
    Bank Overdraft ..................  $        -   $         -                                   $        -
    Notes  Payable ..................           -        82,500                                       82,500
    Accounts Payable ................           -       432,893                                      432,893
    Accrued Expenses ................           -       139,314                                      139,314
    Due to DirectView - Conversion of
      Debt to Common Shares .........           -       120,000 (3)     120,000                            -
    Due to Shareholder - M. Ralston .           -       429,207                                      429,207
                                       ----------   -----------                                   ----------

      Total Current Liabilities .....           -     1,203,914                                    1,083,914
                                       ----------   -----------                                   ----------

STOCKHOLDER'S DEFICIT:
  Preferred Stock ($0.0001 Par Value;
    5,000,000 Shares Authorized;
    20,000 and 0 Shares Issued and
    Outstanding, Respectively) ......          20             - (2)          20                            -
  Common Stock ($0.0001 Par Value;
    300,000,000 Shares Authorized;
    100 and 147,936,087 Shares Issued
    and Outstanding, Respectively) ..          16           100 (1)         100 (1)      10,778
                                                                                (2)       2,800
                                                                                (3)       1,200       14,794

    Additional Paid-in Capital ......      19,964             - (1)      30,678
                                                                (2)       2,780 (3)     118,800      105,306
    Accumulated Deficit .............     (20,000)   (1,054,613)                (1)      20,000   (1,054,613)
                                       ----------   -----------                                   ----------

      Total Stockholder's Deficit ...           -    (1,054,513)                                    (934,513)
                                       ----------   -----------                                   ----------

      Total Liabilities and
        Stockholder's Deficit .......  $        -   $   149,401                                   $  149,401
                                       ==========   ===========                                   ==========


                                                      F-13

                                               DirectView, Inc.
                            Unaudited Pro Forma Combined Statements of Operations
                                        Six Months Ended June 30, 2003
                                                                                  Pro Forma Adjustments
                                                                              ------------------------------
                                                 DirectView      Ralston        DR        CR       Pro Forma
                                                 ----------     ---------     ------    ------     ---------
NET SALES ...................................        $ -        $ 151,942                          $ 151,942

COST OF SALES ...............................          -           42,873                             42,873
                                                     ---        ---------                          ---------

GROSS PROFIT ................................          -          109,069                            109,069
                                                     ---        ---------                          ---------

OPERATING EXPENSES:
    Advertising .............................          -              375                                375
    Bad Debt ................................          -           10,000                             10,000
    Depreciation ............................          -            2,207                              2,207
    Professional Fees .......................          -           46,320                             46,320
    Rent ....................................          -           10,000                             10,000
    Compensation ............................          -           56,150                             56,150
    Other Selling, General and Administrative          -           80,833                             80,833
                                                     ---        ---------                          ---------

        Total Operating Expenses ............          -          205,885                            205,885
                                                     ---        ---------                          ---------

LOSS FROM OPERATIONS ........................          -          (96,816)                           (96,816)

OTHER INCOME (EXPENSES):
    Rental Income ...........................          -            2,700                              2,700
     Interest Income ........................          -                -                                  -
     Interest Expense .......................          -                -                                  -
                                                     ---        ---------                          ---------

        Total Other Expenses ................          -            2,700                              2,700
                                                     ---        ---------                          ---------

NET LOSS ....................................        $ -        $ (94,116)                         $ (94,116)
                                                     ===        =========                          =========


                                                      F-14

                                DIRECTVIEW, INC.
                         Unaudited Pro Forma Adjustments

Pro Forma adjustments reflect the following transactions:

                                                               DR          CR
                                                             -------     -------

1.
Additional Paid-in Capital ...............................    30,678
Common Stock .............................................                10,678
Retained Earnings ........................................                20,000

To record recapitalization of Ralston and issuance of 107,776,566 common shares of DirectView in exchange for all the outstanding shares of Ralston.

2.
Preferred Stock ..........................................        20
Additional Paid-in Capital ...............................     2,780
Common Stock .............................................                 2,800

To record conversion of all outstanding Preferred Stock into 28,000,000 shares of DirectView common stock.

3.
Due to DirectView ........................................   120,000
Common Stock .............................................                 1,200
Additional Paid-in Capital ...............................               118,800

To record Ralston debt that was converted into 12,000,000 shares of DirectView common stock.

The acquisition has been accounted for as a reverse acquisition under the purchase method for business combinations. The combination of the two companies is recorded as a recapitalization of Ralston, pursuant to which Ralston is treated as the continuing entity.

                                      F-15